Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Third Quarter 2017

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis from Continuing Operations	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income and Wealth Management Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Statements of Discontinued Operations	13

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	14
Non-Accrual Loans (excludes loans held for sale), Adjusted Non-Accrual Loans and Select Ratios, Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	16
Early and Late Stage Delinquencies	18
Troubled Debt Restructurings	19

Consolidated Balance Sheets	20

Loans	21

Deposits	23

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	25

Forward-Looking Statements	26

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,036	$1,011	$988	$978	$963
Interest expense - taxable equivalent	97	89	85	79	82
Depreciation expense on operating lease assets	18	18	22	25	25
Net interest income and other financing income - taxable equivalent	921	904	881	874	856
Less: Taxable-equivalent adjustment	23	22	22	21	21
Net interest income and other financing income	898	882	859	853	835
Provision for loan losses	76	48	70	48	29
Net interest income and other financing income after provision for loan losses	822	834	789	805	806
Non-interest income	515	525	510	522	599
Non-interest expense	886	909	877	899	934
Income from continuing operations before income taxes	451	450	422	428	471
Income tax expense	139	133	128	134	152
Income from continuing operations	312	317	294	294	319
Income (loss) from discontinued operations before income taxes	(1)	(1)	11	1	2
Income tax expense (benefit)	—	—	4	—	1
Income (loss) from discontinued operations, net of tax	(1)	(1)	7	1	1
Net income	$311	$316	$301	$295	$320
Income from continuing operations available to common shareholders	$296	$301	$278	$278	$303
Net income available to common shareholders	$295	$300	$285	$279	$304

Earnings per common share from continuing operations - basic	$0.25	$0.25	$0.23	$0.23	$0.24
Earnings per common share from continuing operations - diluted	0.25	0.25	0.23	0.23	0.24
Earnings per common share - basic	0.25	0.25	0.24	0.23	0.24
Earnings per common share - diluted	0.25	0.25	0.23	0.23	0.24

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$79,356	$80,127	$79,869	$80,095	$80,883
Allowance for loan losses	(1,041)	(1,041)	(1,061)	(1,091)	(1,126)
Assets	123,271	124,657	124,545	125,968	125,177
Deposits	97,591	98,093	99,424	99,035	99,289
Long-term borrowings	6,102	6,765	6,010	7,763	6,054
Stockholders' equity	16,624	16,897	16,722	16,664	17,365
Average balances—Continuing Operations
Loans, net of unearned income	$79,585	$80,110	$80,178	$80,589	$81,283
Assets	123,433	123,843	124,810	124,827	125,829
Deposits	96,863	97,489	97,967	98,497	97,936
Long-term borrowings	6,691	6,748	7,462	7,084	8,235
Stockholders' equity	16,784	16,797	16,649	16,951	17,307

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Selected Ratios and Other Information

As of and for Quarter Ended
9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Return on average assets from continuing operations*	0.95%	0.97%	0.90%	0.89%	0.96%
Return on average common stockholders' equity*	7.33%	7.53%	7.30%	6.90%	7.33%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	10.62%	10.91%	10.63%	9.96%	10.48%
Efficiency ratio from continuing operations	61.7%	63.6%	63.1%	64.4%	64.2%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	61.7%	63.2%	62.7%	63.2%	65.3%
Common book value per share	$13.57	$13.40	$13.20	$13.04	$13.38
Tangible common book value per share (non-GAAP) (1)	$9.33	$9.28	$9.08	$8.95	$9.38
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	9.18%	9.30%	9.15%	8.99%	9.64%
Basel III common equity (2)	$11,332	$11,613	$11,517	$11,481	$11,543
Basel III common equity Tier 1 ratio (2)	11.3%	11.5%	11.3%	11.2%	11.2%
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP) (1)(2)	11.2%	11.4%	11.2%	11.1%	11.0%
Tier 1 capital ratio (2)	12.1%	12.3%	12.1%	12.0%	11.9%
Total risk-based capital ratio (2)	14.2%	14.3%	14.3%	14.2%	14.1%
Leverage ratio (2)	10.2%	10.4%	10.2%	10.2%	10.2%
Effective tax rate	30.9%	29.5%	30.4%	31.2%	32.3%
Allowance for loan losses as a percentage of loans, net of unearned income	1.31%	1.30%	1.33%	1.36%	1.39%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.37	x	1.27x	1.06	x	1.10x	1.04x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (1)(4)	1.80x	1.63x	1.35x	1.38x	1.23x
Net interest margin (FTE) from continuing operations*	3.36%	3.32%	3.25%	3.16%	3.06%
Loans, net of unearned income, to total deposits	81.3%	81.7%	80.3%	80.9%	81.5%
Net charge-offs as a percentage of average loans*	0.38%	0.34%	0.51%	0.41%	0.26%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.96%	1.03%	1.26%	1.24%	1.33%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	1.06%	1.14%	1.37%	1.37%	1.47%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	1.25%	1.32%	1.57%	1.58%	1.69%
Associate headcount—full-time equivalent	22,101	22,126	22,150	22,166	22,215
ATMs	1,902	1,899	1,921	1,906	1,969

Branch Statistics
Full service	1,425	1,426	1,455	1,460	1,522
Drive-through/transaction service only	64	66	68	67	75
Total branch outlets	1,489	1,492	1,523	1,527	1,597

*Annualized

(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 11, 12, 16, and 25.

(2)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

(4)	Adjusted to exclude the allowance for loan losses and non-accrual loans related to the Direct Energy portfolio.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Interest income, including other financing income on:
Loans, including fees	$827	$801	$773	$773	$763
Securities—taxable	149	151	148	139	135
Loans held for sale	3	4	4	5	4
Trading account securities	1	—	2	1	—
Other earning assets	12	9	12	9	9
Operating lease assets	21	24	27	30	31
Total interest income, including other financing income	1,013	989	966	957	942
Interest expense on:
Deposits	42	37	35	31	31
Short-term borrowings	2	2	—	—	—
Long-term borrowings	53	50	50	48	51
Total interest expense	97	89	85	79	82
Depreciation expense on operating lease assets	18	18	22	25	25
Total interest expense and depreciation expense on operating lease assets	115	107	107	104	107
Net interest income and other financing income	898	882	859	853	835
Provision for loan losses	76	48	70	48	29
Net interest income and other financing income after provision for loan losses	822	834	789	805	806
Non-interest income:
Service charges on deposit accounts	175	169	168	173	166
Card and ATM fees	103	104	104	103	105
Investment management and trust fee income	58	57	56	57	54
Mortgage income	32	40	41	43	46
Securities gains (losses), net	8	1	—	5	—
Other	139	154	141	141	228
Total non-interest income	515	525	510	522	599
Non-interest expense:
Salaries and employee benefits	483	497	478	472	486
Net occupancy expense	91	86	85	89	87
Furniture and equipment expense	84	85	80	80	80
Other	228	241	234	258	281
Total non-interest expense	886	909	877	899	934
Income from continuing operations before income taxes	451	450	422	428	471
Income tax expense	139	133	128	134	152
Income from continuing operations	312	317	294	294	319
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(1)	(1)	11	1	2
Income tax expense (benefit)	—	—	4	—	1
Income (loss) from discontinued operations, net of tax	(1)	(1)	7	1	1
Net income	$311	$316	301	$295	$320
Net income from continuing operations available to common shareholders	$296	$301	278	$278	$303
Net income available to common shareholders	$295	$300	285	$279	$304
Weighted-average shares outstanding—during quarter:
Basic	1,182	1,202	1,209	1,224	1,246
Diluted	1,193	1,212	1,224	1,234	1,252
Actual shares outstanding—end of quarter	1,165	1,199	1,205	1,215	1,236
Earnings per common share from continuing operations:
Basic	$0.25	$0.25	$0.23	$0.23	$0.24
Diluted	$0.25	$0.25	$0.23	$0.23	$0.24
Earnings per common share:
Basic	$0.25	$0.25	$0.24	$0.23	$0.24
Diluted	$0.25	$0.25	$0.23	$0.23	$0.24
Cash dividends declared per common share	$0.09	$0.07	$0.065	$0.065	$0.065
Taxable-equivalent net interest income and other financing income from continuing operations	$921	$904	$881	$874	$856

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Nine Months Ended September 30
($ amounts in millions, except per share data)	2017	2016
Interest income, including other financing income on:
Loans, including fees	$2,401	$2,293
Securities—taxable	448	427
Loans held for sale	11	11
Trading account securities	3	4
Other earning assets	33	27
Operating lease assets	72	95
Total interest income, including other financing income	2,968	2,857
Interest expense on:
Deposits	114	86
Short-term borrowings	4	—
Long-term borrowings	153	148
Total interest expense	271	234
Depreciation expense on operating lease assets	58	78
Total interest expense and depreciation expense on operating lease assets	329	312
Net interest income and other financing income	2,639	2,545
Provision for loan losses	194	214
Net interest income and other financing income after provision for loan losses	2,445	2,331
Non-interest income:
Service charges on deposit accounts	512	491
Card and ATM fees	311	299
Investment management and trust fee income	171	156
Mortgage income	113	130
Securities gains, net	9	1
Other	434	554
Total non-interest income	1,550	1,631
Non-interest expense:
Salaries and employee benefits	1,458	1,441
Net occupancy expense	262	259
Furniture and equipment expense	249	237
Other	703	781
Total non-interest expense	2,672	2,718
Income from continuing operations before income taxes	1,323	1,244
Income tax expense	400	380
Income from continuing operations	923	864
Discontinued operations:
Income (loss) from discontinued operations before income taxes	9	7
Income tax expense (benefit)	4	3
Income (loss) from discontinued operations, net of tax	5	4
Net income	$928	$868
Net income from continuing operations available to common shareholders	$875	$816
Net income available to common shareholders	$880	$820
Weighted-average shares outstanding—during year:
Basic	1,197	1,266
Diluted	1,209	1,270
Actual shares outstanding—end of period	1,165	1,236
Earnings per common share from continuing operations:
Basic	$0.73	$0.64
Diluted	$0.72	$0.64
Earnings per common share:
Basic	$0.74	$0.65
Diluted	$0.73	$0.65
Cash dividends declared per common share	$0.225	$0.190
Taxable-equivalent net interest income and other financing income from continuing operations	$2,706	$2,608

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	9/30/2017			6/30/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	—%
Trading account securities	189	1	1.19	150	—	—
Securities:
Taxable	25,217	149	2.34	25,269	151	2.40
Loans held for sale	416	3	3.10	509	4	3.43
Loans, net of unearned income:
Commercial and industrial	35,438	357	3.98	35,596	347	3.89
Commercial real estate mortgage—owner-occupied	6,413	74	4.50	6,562	72	4.37
Commercial real estate construction—owner-occupied	332	4	4.52	365	4	4.54
Commercial investor real estate mortgage	4,065	40	3.82	4,235	37	3.40
Commercial investor real estate construction	2,010	21	4.05	2,205	21	3.89
Residential first mortgage	13,808	134	3.89	13,637	131	3.84
Home equity	10,341	107	4.13	10,475	105	3.98
Indirect—vehicles	3,562	26	2.87	3,742	29	3.07
Indirect—other consumer	1,258	28	8.96	1,001	21	8.33
Consumer credit card	1,200	37	12.18	1,164	34	11.87
Other consumer	1,158	22	8.00	1,128	22	7.95
Total loans, net of unearned income	79,585	850	4.23	80,110	823	4.10
Investment in operating leases, net	586	3	2.84	631	6	2.88
Other earning assets	2,779	12	1.64	2,532	9	1.54
Total earning assets	108,772	1,018	3.72	109,202	993	3.63
Allowance for loan losses	(1,048)			(1,069)
Cash and due from banks	1,867			1,856
Other non-earning assets	13,842			13,854
	$123,433			$123,843
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,346	3	0.15	$8,359	4	0.15
Interest-bearing checking	18,741	11	0.22	19,272	8	0.19
Money market	26,325	13	0.19	26,712	10	0.15
Time deposits	6,929	15	0.88	7,005	15	0.87
Total interest-bearing deposits (1)	60,341	42	0.28	61,348	37	0.24
Other short-term borrowings	655	2	1.19	422	2	0.99
Long-term borrowings	6,691	53	3.14	6,748	50	2.97
Total interest-bearing liabilities	67,687	97	0.57	68,518	89	0.52
Non-interest-bearing deposits (1)	36,522	—	—	36,141	—	—
Total funding sources	104,209	97	0.37	104,659	89	0.34
Net interest spread			3.15			3.11
Other liabilities	2,440			2,387
Stockholders’ equity	16,784			16,797
	$123,433			$123,843
Net interest income and other financing income/margin FTE basis		$921	3.36%		$904	3.32%
_______

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.17% and 0.15% for the quarters ended September 30, 2017 and June 30, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations (continued)

	Quarter Ended
	3/31/2017			12/31/2016			9/30/2016
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$1	$—	—%	$—	$—	—%
Trading account securities	124	2	6.28	120	1	1.72	117	—	—
Securities:
Taxable	25,069	148	2.40	25,086	139	2.22	24,929	135	2.15
Tax-exempt	1	—	—	1	—	—	1	—	—
Loans held for sale	541	4	2.99	563	5	3.22	531	4	3.38
Loans, net of unearned income:
Commercial and industrial	35,330	331	3.78	35,149	326	3.67	35,733	315	3.50
Commercial real estate mortgage—owner-occupied	6,793	70	4.11	6,963	78	4.33	7,106	81	4.49
Commercial real estate construction—owner-occupied	346	4	4.46	356	3	4.34	345	4	4.29
Commercial investor real estate mortgage	4,229	34	3.25	4,231	36	3.31	4,444	35	3.06
Commercial investor real estate construction	2,246	20	3.56	2,441	22	3.27	2,535	20	3.15
Residential first mortgage	13,469	129	3.82	13,485	128	3.83	13,249	128	3.85
Home equity	10,606	101	3.85	10,711	99	3.69	10,775	99	3.68
Indirect—vehicles	3,943	30	3.08	4,096	29	2.82	4,113	32	3.09
Indirect—other consumer	937	19	8.05	889	17	7.82	779	14	7.31
Consumer credit card	1,166	34	11.64	1,146	33	11.42	1,110	33	11.64
Other consumer	1,113	23	8.25	1,122	23	8.33	1,094	23	8.29
Total loans, net of unearned income	80,178	795	3.98	80,589	794	3.91	81,283	784	3.82
Investment in operating leases, net	679	5	3.24	721	5	3.05	761	6	2.85
Other earning assets	3,447	12	1.37	3,108	9	1.24	3,751	9	0.93
Total earning assets	110,040	966	3.53	110,189	953	3.44	111,373	938	3.34
Allowance for loan losses	(1,092)			(1,132)			(1,156)
Cash and due from banks	1,899			1,915			1,879
Other non-earning assets	13,963			13,855			13,733
	$124,810			$124,827			$125,829
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,050	3	0.17	$7,811	3	0.13	$7,779	3	0.14
Interest-bearing checking	19,915	8	0.15	19,769	5	0.11	20,267	5	0.10
Money market	27,226	9	0.14	27,254	8	0.12	26,974	9	0.12
Time deposits	7,148	15	0.83	7,505	15	0.79	7,447	14	0.79
Total interest-bearing deposits (1)	62,339	35	0.22	62,339	31	0.20	62,467	31	0.19
Other short-term borrowings	289	—	—	—	—	—	1	—	—
Long-term borrowings	7,462	50	2.68	7,084	48	2.70	8,235	51	2.43
Total interest-bearing liabilities	70,090	85	0.49	69,423	79	0.45	70,703	82	0.46
Non-interest-bearing deposits (1)	35,628	—	—	36,158	—	—	35,469	—	—
Total funding sources	105,718	85	0.32	105,581	79	0.30	106,172	82	0.30
Net interest spread			3.04			2.99			2.88
Other liabilities	2,443			2,295			2,350
Stockholders’ equity	16,649			16,951			17,307
	$124,810			$124,827			$125,829
Net interest income and other financing income/margin FTE basis		$881	3.25%		$874	3.16%		$856	3.06%
_______

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.14% for quarter ended March 31, 2017, 0.13% for quarter ended December 31, 2016 and 0.12% for quarter ended September 30, 2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Net income from continuing operations available to common shareholders (GAAP)	$296	$301	$278	$278	$303	$(5)	(1.7)%	$(7)	(2.3)%
Preferred dividends (GAAP)	16	16	16	16	16	—	NM	—	NM
Income tax expense (GAAP)	139	133	128	134	152	6	4.5%	(13)	(8.6)%
Income from continuing operations before income taxes (GAAP)	451	450	422	428	471	1	0.2%	(20)	(4.2)%
Provision for loan losses (GAAP)	76	48	70	48	29	28	58.3%	47	162.1%
Pre-tax pre-provision income from continuing operations (non-GAAP)	527	498	492	476	500	29	5.8%	27	5.4%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	(5)	—	(5)	—	5	(100.0)%	—	NM
Securities (gains) losses, net	(8)	(1)	—	(5)	—	(7)	NM	(8)	NM
Insurance proceeds (2)	—	—	—	—	(47)	—	NM	47	(100.0)%
Leveraged lease termination gains, net (3)	(1)	—	—	—	(8)	(1)	NM	7	(87.5)%
Salaries and employee benefits—severance charges	1	3	4	5	3	(2)	(66.7)%	(2)	(66.7)%
Branch consolidation, property and equipment charges	5	7	1	17	5	(2)	(28.6)%	—	NM
Loss on early extinguishment of debt	—	—	—	—	14	—	NM	(14)	(100.0)%
Total other adjustments	(3)	4	5	12	(33)	(7)	(175.0)%	30	(90.9)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$524	$502	$497	$488	$467	$22	4.4%	$57	12.2%

NM - Not Meaningful
(1) Gain on sale of affordable housing residential mortgage loans in the fourth quarter of 2016 was due to the decision to sell approximately $171 million of loans to Freddie Mac. Approximately $91 million were sold with recourse, resulting in a deferred gain of $5 million, which was recognized during the second quarter of 2017.
(2) Insurance proceeds recognized in the third quarter of 2016 are related to the previously disclosed settlement with the Department of Housing and Urban Development.
(3) The impact of the leveraged lease termination gains, net in the third quarters of 2017 and 2016 were fully offset by increased tax expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Service charges on deposit accounts	$175	$169	$168	$173	$166	$6	3.6%	$9	5.4%
Card and ATM fees	103	104	104	103	105	(1)	(1.0)%	(2)	(1.9)%
Investment management and trust fee income	58	57	56	57	54	1	1.8%	4	7.4%
Mortgage income	32	40	41	43	46	(8)	(20.0)%	(14)	(30.4)%
Capital markets fee income and other (1)	35	38	32	31	42	(3)	(7.9)%	(7)	(16.7)%
Insurance commissions and fees	35	36	37	34	38	(1)	(2.8)%	(3)	(7.9)%
Bank-owned life insurance	20	22	19	20	22	(2)	(9.1)%	(2)	(9.1)%
Commercial credit fee income	17	18	18	19	17	(1)	(5.6)%	—	NM
Investment services fee income	15	15	16	12	15	—	NM	—	NM
Insurance proceeds	—	—	—	—	47	—	NM	(47)	(100.0)%
Securities gains (losses), net	8	1	—	5	—	7	NM	8	NM
Market value adjustments on employee benefit assets	3	2	5	3	4	1	50.0%	(1)	(25.0)%
Other	14	23	14	22	43	(9)	(39.1)%	(29)	(67.4)%
Total non-interest income from continuing operations	$515	$525	$510	$522	$599	$(10)	(1.9)%	$(84)	(14.0)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Production and sales	$28	$27	$26	$27	$37	$1	3.7%	$(9)	(24.3)%
Loan servicing	24	24	23	23	21	—	NM	3	14.3%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(9)	(7)	4	64	(2)	(2)	28.6%	(7)	350.0%
MSRs hedge gain (loss)	1	7	(2)	(59)	—	(6)	(85.7)%	1	NM
MSRs change due to payment decay	(12)	(11)	(10)	(12)	(10)	(1)	9.1%	(2)	20.0%
MSR and related hedge impact	(20)	(11)	(8)	(7)	(12)	(9)	81.8%	(8)	66.7%
Total mortgage income	$32	$40	$41	$43	$46	$(8)	(20.0)%	$(14)	(30.4)%

Mortgage production - purchased	$996	$1,155	$819	$911	$1,112	$(159)	(13.8)%	$(116)	(10.4)%
Mortgage production - refinanced	315	292	335	627	550	23	7.9%	(235)	(42.7)%
Total mortgage production (2)	$1,311	$1,447	$1,154	$1,538	$1,662	$(136)	(9.4)%	$(351)	(21.1)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Investment management and trust fee income	$58	$57	$56	$57	$54	$1	1.8%	$4	7.4%
Insurance commissions and fees	35	36	37	34	38	(1)	(2.8)%	(3)	(7.9)%
Investment services fee income	15	15	16	12	15	—	NM	—	NM
Total wealth management income (3)	$108	$108	$109	$103	$107	$—	NM	$1	0.9%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Selected Non-Interest Income Variance Analysis

•
Mortgage income decreased in the third quarter of 2017 as compared to the second quarter of 2017 due primarily to a reduction in the valuation of residential mortgage servicing rights, which was driven by valuation input and economic assumption adjustments.

•
Other non-interest income decreased in the third quarter of 2017 as compared to the second quarter of 2017 due primarily to the recognition of a $5 million deferred gain, in the second quarter of 2017, associated with the sale of affordable housing mortgage loans during the fourth quarter of 2016. During the third and second quarters of 2017 other non-interest income also included operating lease impairment charges of $10 million and $7 million, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Non-Interest Income

	Nine Months Ended		Year-to-Date Change 9/30/17 vs. 9/30/16
($ amounts in millions)	9/30/2017	9/30/2016	Amount	Percent
Service charges on deposit accounts	$512	$491	$21	4.3%
Card and ATM fees	311	299	12	4.0%
Investment management and trust fee income	171	156	15	9.6%
Mortgage income	113	130	(17)	(13.1)%
Capital markets fee income and other (1)	105	121	(16)	(13.2)%
Insurance commissions and fees	108	114	(6)	(5.3)%
Bank-owned life insurance	61	75	(14)	(18.7)%
Commercial credit fee income	53	54	(1)	(1.9)%
Investment services fee income	46	46	—	NM
Insurance proceeds	—	50	(50)	(100.0)%
Securities gains (losses), net	9	1	8	NM
Market value adjustments on employee benefit assets	10	—	10	NM
Other	51	94	(43)	(45.7)%
Total non-interest income from continuing operations	$1,550	$1,631	$(81)	(5.0)%

Mortgage Income

	Nine Months Ended		Year-to-Date Change 9/30/17 vs. 9/30/16
($ amounts in millions)	9/30/2017	9/30/2016	Amount	Percent
Production and sales	$81	$96	$(15)	(15.6)%
Loan servicing	71	63	8	12.7%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(12)	(60)	48	(80.0)%
MSRs hedge gain (loss)	6	59	(53)	(89.8)%
MSRs change due to payment decay	(33)	(28)	(5)	17.9%
MSR and related hedge impact	(39)	(29)	(10)	34.5%
Total mortgage income	$113	$130	$(17)	(13.1)%

Mortgage production - purchased	$2,970	$3,103	$(133)	(4.3)%
Mortgage production - refinanced	942	1,326	(384)	(29.0)%
Total mortgage production (2)	$3,912	$4,429	$(517)	(11.7)%

Wealth Management Income

	Nine Months Ended		Year-to-Date Change 9/30/17 vs. 9/30/16
($ amounts in millions)	9/30/2017	9/30/2016	Amount	Percent
Investment management and trust fee income	$171	$156	$15	9.6%
Insurance commissions and fees	108	114	(6)	(5.3)%
Investment services fee income	46	46	—	NM
Total wealth management income (3)	$325	$316	$9	2.8%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Salaries and employee benefits	$483	$497	$478	$472	$486	$(14)	(2.8)%	$(3)	(0.6)%
Net occupancy expense	91	86	85	89	87	5	5.8%	4	4.6%
Furniture and equipment expense	84	85	80	80	80	(1)	(1.2)%	4	5.0%
Outside services	41	43	40	41	38	(2)	(4.7)%	3	7.9%
Marketing	24	22	24	23	25	2	9.1%	(1)	(4.0)%
FDIC insurance assessments	28	26	27	28	29	2	7.7%	(1)	(3.4)%
Professional, legal and regulatory expenses	21	28	22	26	29	(7)	(25.0)%	(8)	(27.6)%
Branch consolidation, property and equipment charges	5	7	1	17	5	(2)	(28.6)%	—	NM
Credit/checkcard expenses	13	12	14	14	14	1	8.3%	(1)	(7.1)%
Provision (credit) for unfunded credit losses	(8)	(3)	1	(3)	8	(5)	166.7%	(16)	(200.0)%
Visa class B shares expense	4	1	3	—	11	3	300.0%	(7)	(63.6)%
Loss on early extinguishment of debt	—	—	—	—	14	—	NM	(14)	(100.0)%
Other	100	105	102	112	108	(5)	(4.8)%	(8)	(7.4)%
Total non-interest expense from continuing operations	$886	$909	$877	$899	$934	$(23)	(2.5)%	$(48)	(5.1)%

	Nine Months Ended		Year-to-Date Change 9/30/17 vs. 9/30/16
($ amounts in millions)	9/30/2017	9/30/2016	Amount	Percent
Salaries and employee benefits	$1,458	$1,441	$17	1.2%
Net occupancy expense	262	259	3	1.2%
Furniture and equipment expense	249	237	12	5.1%
Outside services	124	113	11	9.7%
Marketing	70	78	(8)	(10.3)%
FDIC insurance assessments	81	71	10	14.1%
Professional, legal and regulatory expenses	71	63	8	12.7%
Branch consolidation, property and equipment charges	13	41	(28)	(68.3)%
Credit/checkcard expenses	39	41	(2)	(4.9)%
Provision (credit) for unfunded credit losses	(10)	20	(30)	(150.0)%
Visa class B shares expense	8	15	(7)	(46.7)%
Other	307	339	(32)	(9.4)%
Total non-interest expense from continuing operations	$2,672	$2,718	$(46)	(1.7)%
_________
NM - Not Meaningful

Selected Non-Interest Expense Variance Analysis

•	Salaries and employee benefits decreased in the third quarter of 2017 as compared to the second quarter of 2017 due primarily to reduced pension settlement charges and lower health insurance costs.

•	Net occupancy expense increased in the third quarter of 2017 as compared to the second quarter of 2017 due primarily to branch repairs and other charges related to the recent hurricanes.

•	Professional, legal and regulatory expenses decreased in the third quarter of 2017 as compared to the second quarter of 2017 due primarily to lower legal and consulting costs.

•	Visa class B share expense is associated with shares sold in a prior year. The Visa class B shares have restrictions tied to finalization of certain covered litigation.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Return Ratios
The table below and on the following page present computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

The table on the following page also provides a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	3Q17 vs. 2Q17		3Q17 vs. 3Q16
ADJUSTED EFFICIENCY AND FEE INCOME RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE-CONTINUING OPERATIONS
Non-interest expense (GAAP)	A	$886	$909	$877	$899	$934	$(23)	(2.5)%	$(48)	(5.1)%
Adjustments:
Branch consolidation, property and equipment charges		(5)	(7)	(1)	(17)	(5)	2	(28.6)%	—	NM
Loss on early extinguishment of debt		—	—	—	—	(14)	—	NM	14	(100.0)%
Salary and employee benefits—severance charges		(1)	(3)	(4)	(5)	(3)	2	(66.7)%	2	(66.7)%
Adjusted non-interest expense (non-GAAP)	B	$880	$899	$872	$877	$912	$(19)	(2.1)%	$(32)	(3.5)%
Net interest income and other financing income (GAAP)		$898	$882	$859	$853	$835	$16	1.8%	$63	7.5%
Taxable-equivalent adjustment		23	22	22	21	21	1	4.5%	2	9.5%
Net interest income and other financing income, taxable-equivalent basis	C	$921	$904	$881	$874	$856	$17	1.9%	$65	7.6%
Non-interest income (GAAP)	D	$515	$525	$510	$522	$599	$(10)	(1.9)%	$(84)	(14.0)%
Adjustments:
Securities (gains) losses, net		(8)	(1)	—	(5)	—	(7)	NM	(8)	NM
Insurance proceeds (1)		—	—	—	—	(47)	—	NM	47	(100.0)%
Leveraged lease termination gains, net (1)		(1)	—	—	—	(8)	(1)	NM	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans (1)		—	(5)	—	(5)	—	5	(100.0)%	—	NM
Adjusted non-interest income (non-GAAP)	E	$506	$519	$510	$512	$544	$(13)	(2.5)%	$(38)	(7.0)%
Total revenue, taxable-equivalent basis	C+D=F	$1,436	$1,429	$1,391	$1,396	$1,455	$7	0.5%	$(19)	(1.3)%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	C+E=G	$1,427	$1,423	$1,391	$1,386	$1,400	$4	0.3%	$27	1.9%
Efficiency ratio (GAAP)	A/F	61.7%	63.6%	63.1%	64.4%	64.2%
Adjusted efficiency ratio (non-GAAP)	B/G	61.7%	63.2%	62.7%	63.2%	65.3%
Fee income ratio (GAAP)	D/F	35.8%	36.8%	36.7%	37.4%	41.2%
Adjusted fee income ratio (non-GAAP)	E/G	35.4%	36.5%	36.6%	36.9%	38.8%
________
NM - Not Meaningful

(1)	See page 7 for additional information regarding these adjustments.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Return Ratios (continued)

		Nine Months Ended September 30
($ amounts in millions)		2017	2016	2017 vs. 2016
ADJUSTED EFFICIENCY, FEE INCOME AND OPERATING LEVERAGE RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE- CONTINUING OPERATIONS
Non-interest expense (GAAP)	H	$2,672	$2,718	$(46)	(1.7)%
Adjustments:
Professional, legal and regulatory expenses (1)		—	(3)	3	(100.0)%
Branch consolidation, property and equipment charges		(13)	(41)	28	(68.3)%
Loss on early extinguishment of debt		—	(14)	14	(100.0)%
Salary and employee benefits—severance charges		(8)	(16)	8	(50.0)%
Adjusted non-interest expense (non-GAAP)	I	$2,651	$2,644	$7	0.3%
Net interest income and other financing income (GAAP)		$2,639	$2,545	$94	3.7%
Taxable-equivalent adjustment		67	63	4	6.3%
Net interest income and other financing income, taxable-equivalent basis	J	$2,706	$2,608	$98	3.8%
Non-interest income (GAAP)	K	$1,550	$1,631	$(81)	(5.0)%
Adjustments:
Securities (gains) losses, net		(9)	(1)	(8)	NM
Insurance proceeds (2)		—	(50)	50	(100.0)%
Leveraged lease termination gains, net (3)		(1)	(8)	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans (3)		(5)	—	(5)	NM
Adjusted non-interest income (non-GAAP)	L	$1,535	$1,572	$(37)	(2.4)%
Total revenue, taxable-equivalent basis	J+K=M	$4,256	$4,239	$17	0.4%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	J+L=N	$4,241	$4,180	$61	1.5%
Operating leverage ratio (GAAP)	M-H				2.1%
Adjusted operating leverage ratio (non-GAAP)	N-I				1.2%
Efficiency ratio (GAAP)	H/M	62.8%	64.1%
Adjusted efficiency ratio (non-GAAP)	I/N	62.5%	63.3%
Fee income ratio (GAAP)	K/M	36.4%	38.5%
Adjusted fee income ratio (non-GAAP)	L/N	36.2%	37.6%
________
NM - Not Meaningful

(1)	Regions recorded $3 million of contingent legal and regulatory accruals during the second quarter of 2016 related to previously disclosed matters.

(2)
Insurance proceeds recognized in the first nine months of 2016 are related to the previously disclosed settlements with the Department of Housing and Urban Development as well as the 2010 class-action lawsuit.

(3)	See page 7 for additional information regarding these adjustments.

		Quarter Ended
($ amounts in millions)		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	H	$295	$300	$285	$279	$304
Average stockholders' equity (GAAP)		$16,790	$16,803	$16,650	$16,955	$17,311
Less:
Average intangible assets (GAAP)		5,097	5,108	5,119	5,127	5,116
Average deferred tax liability related to intangibles (GAAP)		(155)	(156)	(156)	(158)	(161)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	I	$11,028	$11,031	$10,867	$11,166	$11,536
Return on average tangible common stockholders' equity (non-GAAP)*	H/I	10.62%	10.91%	10.63%	9.96%	10.48%
________
*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Statements of Discontinued Operations (unaudited)
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities sold are reported as discontinued operations. The following tables represents the unaudited condensed results for discontinued operations.

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Non-interest expense:
Professional and legal expenses/(recoveries)	$1	$—	$(11)	$(1)	$(2)
Other	—	1	—	—	—
Total non-interest expense	1	1	(11)	(1)	(2)
Income (loss) from discontinued operations before income tax	(1)	(1)	11	1	2
Income tax expense (benefit)	—	—	4	—	1
Income (loss) from discontinued operations, net of tax	$(1)	$(1)	$7	$1	$1
Weighted-average shares outstanding—during quarter (1):
Basic	1,182	1,202	1,209	1,224	1,246
Diluted	1,182	1,202	1,224	1,234	1,252
Earnings (loss) per common share from discontinued operations:
Basic	$(0.00)	$(0.00)	$0.01	$0.00	$0.00
Diluted	$(0.00)	$(0.00)	$0.01	$0.00	$0.00

_________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Components:
Allowance for loan losses (ALL)	$1,041	$1,041	$1,061	$1,091	$1,126
Reserve for unfunded credit commitments	59	67	70	69	72
Allowance for credit losses (ACL)	$1,100	$1,108	$1,131	$1,160	$1,198

Provision for loan losses	$76	$48	$70	$48	$29
Provision (credit) for unfunded credit losses	(8)	(3)	1	(3)	8

Loans charged-off:
Commercial and industrial	$41	$36	$47	$38	$25
Commercial real estate mortgage—owner-occupied	2	2	11	3	6
Total commercial	43	38	58	41	31
Commercial investor real estate mortgage	—	1	1	—	1
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	1	1	—	1
Residential first mortgage	3	3	3	4	4
Home equity—lines of credit	7	8	7	8	9
Home equity—closed-end	1	1	2	3	1
Indirect—vehicles	12	11	15	15	13
Indirect—other consumer	9	5	6	5	4
Consumer credit card	13	14	13	12	11
Other consumer	18	18	19	22	20
Total consumer	63	60	65	69	62
Total	106	99	124	110	94

Recoveries of loans previously charged-off:
Commercial and industrial	9	8	5	7	15
Commercial real estate mortgage—owner-occupied	2	3	1	2	4
Total commercial	11	11	6	9	19
Commercial investor real estate mortgage	2	4	2	2	4
Commercial investor real estate construction	1	1	—	1	1
Total investor real estate	3	5	2	3	5
Residential first mortgage	1	1	1	1	—
Home equity—lines of credit	4	4	4	5	5
Home equity—closed-end	1	1	1	—	2
Indirect—vehicles	4	5	5	4	5
Indirect—other consumer	1	—	—	1	—
Consumer credit card	2	2	1	2	1
Other consumer	3	2	4	2	3
Total consumer	16	15	16	15	16
Total	30	31	24	27	40

Net loans charged-off:
Commercial and industrial	32	28	42	31	10
Commercial real estate mortgage—owner-occupied	—	(1)	10	1	2
Total commercial	32	27	52	32	12
Commercial investor real estate mortgage	(2)	(3)	(1)	(2)	(3)
Commercial investor real estate construction	(1)	(1)	—	(1)	(1)
Total investor real estate	(3)	(4)	(1)	(3)	(4)
Residential first mortgage	2	2	2	3	4
Home equity—lines of credit	3	4	3	3	4
Home equity—closed-end	—	—	1	3	(1)
Indirect—vehicles	8	6	10	11	8
Indirect—other consumer	8	5	6	4	4
Consumer credit card	11	12	12	10	10
Other consumer	15	16	15	20	17
Total consumer	47	45	49	54	46
Total	$76	$68	$100	$83	$54

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Credit Quality (continued)

As of and for Quarter Ended
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.36%	0.31%	0.48%	0.34%	0.11%
Commercial real estate mortgage—owner-occupied	(0.02)%	(0.03)%	0.59%	0.10%	0.14%
Commercial real estate construction—owner-occupied	(0.08)%	(0.17)%	(0.14)%	(0.03)%	(0.19)%
Total commercial	0.30%	0.25%	0.49%	0.30%	0.11%
Commercial investor real estate mortgage	(0.25)%	(0.30)%	(0.07)%	(0.16)%	(0.33)%
Commercial investor real estate construction	(0.15)%	(0.17)%	(0.02)%	(0.12)%	(0.12)%
Total investor real estate	(0.22)%	(0.26)%	(0.05)%	(0.15)%	(0.25)%
Residential first mortgage	0.05%	0.06%	0.08%	0.10%	0.11%
Home equity—lines of credit	0.15%	0.20%	0.19%	0.25%	0.14%
Home equity—closed-end	0.01%	0.08%	0.10%	0.16%	0.07%
Indirect—vehicles	0.83%	0.71%	1.01%	0.94%	0.86%
Indirect—other consumer	2.64%	2.00%	2.43%	2.16%	1.97%
Consumer credit card	3.92%	4.20%	3.93%	3.61%	3.23%
Other consumer	5.36%	5.39%	5.69%	6.90%	6.52%
Total consumer	0.60%	0.58%	0.64%	0.68%	0.59%
Total	0.38%	0.34%	0.51%	0.41%	0.26%
Non-accrual loans, excluding loans held for sale	$760	$823	$1,004	$995	$1,078
Non-performing loans held for sale	6	8	8	13	15
Non-accrual loans, including loans held for sale	766	831	1,012	1,008	1,093
Foreclosed properties	73	81	81	90	95
Non-performing assets (NPAs)	$839	$912	$1,093	$1,098	$1,188
Loans past due > 90 days (1)	$151	$146	$164	$170	$178
Accruing restructured loans not included in categories above (2)	$1,014	$1,141	$1,036	$1,010	$1,023
Credit Ratios:
ACL/Loans, net	1.39%	1.38%	1.42%	1.45%	1.48%
ALL/Loans, net	1.31%	1.30%	1.33%	1.36%	1.39%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.37	x	1.27	x	1.06x	1.10x	1.04x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (3)	1.80x	1.63x	1.35x	1.38x	1.23x
Non-accrual loans, excluding loans held for sale/Loans, net	0.96%	1.03%	1.26%	1.24%	1.33%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	1.06%	1.14%	1.37%	1.37%	1.47%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	1.25%	1.32%	1.57%	1.58%	1.69%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

(2)	See page 19 for detail of restructured loans.

(3)	See reconciliation of GAAP to non-GAAP Financial Measures on page 16.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	9/30/2017		6/30/2017		3/31/2017		12/31/2016		9/30/2016
Commercial and industrial	$493	1.39%	$540	1.51%	$666	1.89%	$623	1.78%	$693	1.96%
Commercial real estate mortgage—owner-occupied	140	2.22%	148	2.30%	186	2.80%	210	3.06%	221	3.15%
Commercial real estate construction—owner-occupied	6	1.79%	3	0.72%	4	1.08%	3	0.92%	3	0.90%
Total commercial	639	1.52%	691	1.63%	856	2.03%	836	1.98%	917	2.14%
Commercial investor real estate mortgage	5	0.12%	12	0.30%	17	0.39%	17	0.42%	18	0.43%
Commercial investor real estate construction	—	—%	—	—%	—	—%	—	—%	1	0.04%
Total investor real estate	5	0.08%	12	0.19%	17	0.26%	17	0.27%	19	0.28%
Residential first mortgage	45	0.32%	46	0.33%	50	0.37%	50	0.38%	50	0.38%
Home equity	70	0.68%	73	0.70%	81	0.77%	92	0.86%	92	0.85%
Indirect - vehicles	1	0.02%	1	0.02%	—	—%	—	—%	—	—%
Total consumer	116	0.37%	120	0.38%	131	0.42%	142	0.45%	142	0.45%
Total non-accrual loans	$760	0.96%	$823	1.03%	$1,004	1.26%	$995	1.24%	$1,078	1.33%

Adjusted Non-Accrual Loans and Select Ratios (non-GAAP)
The table below presents computations of the adjusted allowance for loan losses to non-performing loans, excluding loans held for sale ratio (non-GAAP), generally calculated as adjusted allowance for loan losses divided by adjusted total non-accrual loans, excluding loans held for sale. The allowance for loan losses (GAAP) is presented excluding the portion of the allowance related to direct energy loans to arrive at the adjusted allowance for loan losses (non-GAAP). Total non-accrual loans (GAAP) is presented excluding direct energy non-accrual loans to arrive at adjusted total non-accrual loans, excluding loans held for sale (non-GAAP), which is the denominator for the allowance for loan losses to non-accrual loans ratio. Management believes that excluding the portion of the allowance for loan losses related to direct energy loans and the direct energy non-accrual loans will assist investors in analyzing the Company's credit quality performance absent the volatility that has been experienced by energy businesses. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, are not audited, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

	As of
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Allowance for loan losses (GAAP)	$1,041	$1,041	$1,061	$1,091	$1,126
Less: Direct energy portion	115	136	123	147	176
Adjusted allowance for loan losses (non-GAAP)	$926	$905	$938	$944	$950

Total non-accrual loans (GAAP)	$760	$823	$1,004	$995	$1,078
Less: Direct energy non-accrual loans	247	267	310	311	305
Adjusted total non-accrual loans (non-GAAP)	$513	$556	$694	$684	$773
Allowance for loan losses to non-performing loans, excluding loans held for sale (GAAP)	1.37x	1.27x	1.06x	1.10x	1.04x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP)	1.80x	1.63x	1.35x	1.38x	1.23x

Criticized and Classified Loans—Business Services (1)

	As of
						9/30/2017		9/30/2017
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	vs. 6/30/2017		vs. 9/30/2016
Accruing classified	$1,377	$1,415	$1,522	$1,553	$1,477	$(38)	(2.7)%	$(100)	(6.8)%
Non-accruing classified	644	703	873	853	936	(59)	(8.4)%	(292)	(31.2)%
Total classified	2,021	2,118	2,395	2,406	2,413	(97)	(4.6)%	(392)	(16.2)%

Special mention	941	1,162	1,143	1,206	1,329	(221)	(19.0)%	(388)	(29.2)%
Total criticized	$2,962	$3,280	$3,538	$3,612	$3,742	$(318)	(9.7)%	$(780)	(20.8)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 9/30/2017
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2017	$3	0.05%	$7	0.10%	$10
2018	9	0.13%	15	0.22%	24
2019	66	0.99%	57	0.86%	123
2020	138	2.06%	106	1.58%	244
2021	161	2.41%	141	2.11%	302
2022-2026	1,480	22.12%	1,546	23.09%	3,026
2027-2031	1,583	23.64%	1,380	20.63%	2,963
Thereafter	—	—%	1	0.01%	1
Total	$3,440	51.40%	$3,253	48.60%	$6,693

(2)
The balance of Regions' home equity portfolio was $10,276 million at September 30, 2017 consisting of $6,693 million of home equity lines of credit and $3,583 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	9/30/2017		6/30/2017		3/31/2017		12/31/2016		9/30/2016
Commercial and industrial	$46	0.13%	$23	0.06%	$20	0.06%	$70	0.20%	$21	0.06%
Commercial real estate mortgage—owner-occupied	20	0.31%	31	0.47%	24	0.36%	36	0.52%	59	0.84%
Commercial real estate construction—owner-occupied	—	0.01%	1	0.18%	—	0.01%	1	0.39%	2	0.61%
Total commercial	66	0.16%	55	0.13%	44	0.10%	107	0.25%	82	0.19%
Commercial investor real estate mortgage	7	0.18%	17	0.42%	11	0.25%	14	0.33%	6	0.14%
Commercial investor real estate construction	29	1.47%	—	0.01%	32	1.46%	—	—%	—	—%
Total investor real estate	36	0.60%	17	0.28%	43	0.66%	14	0.21%	6	0.09%
Residential first mortgage—non-guaranteed (1)	111	0.82%	105	0.77%	108	0.82%	128	0.98%	116	0.89%
Home equity	89	0.87%	76	0.73%	72	0.68%	82	0.77%	79	0.74%
Indirect—vehicles	58	1.66%	54	1.47%	51	1.33%	70	1.73%	57	1.41%
Indirect—other consumer	13	0.98%	9	0.78%	6	0.62%	8	0.87%	5	0.62%
Consumer credit card	18	1.50%	14	1.20%	15	1.27%	16	1.29%	15	1.28%
Other consumer	16	1.43%	14	1.21%	13	1.16%	18	1.64%	19	1.56%
Total consumer (1)	305	0.99%	272	0.87%	265	0.86%	322	1.04%	291	0.94%
Total accruing 30-89 days past due loans (1)	$407	0.52%	$344	0.43%	$352	0.44%	$443	0.56%	$379	0.47%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	9/30/2017		6/30/2017		3/31/2017		12/31/2016		9/30/2016
Commercial and industrial	$5	0.01%	$4	0.01%	$5	0.01%	$6	0.02%	$5	0.01%
Commercial real estate mortgage—owner-occupied	4	0.06%	2	0.03%	5	0.08%	2	0.04%	3	0.04%
Total commercial	9	0.02%	6	0.01%	10	0.02%	8	0.02%	8	0.02%
Commercial investor real estate mortgage	—	—%	—	—%	—	—%	—	0.01%	—	0.01%
Total investor real estate	—	0.01%	—	—%	—	—%	—	—%	—	—%
Residential first mortgage—non-guaranteed (2)	80	0.60%	84	0.61%	95	0.72%	99	0.76%	106	0.81%
Home equity	33	0.32%	30	0.28%	32	0.30%	33	0.31%	39	0.36%
Indirect—vehicles	9	0.27%	8	0.22%	8	0.21%	10	0.25%	9	0.22%
Consumer credit card	16	1.29%	15	1.25%	15	1.30%	15	1.24%	13	1.18%
Other consumer	4	0.31%	3	0.30%	4	0.41%	5	0.41%	3	0.32%
Total consumer (2)	142	0.46%	140	0.45%	154	0.50%	162	0.52%	170	0.55%
Total accruing 90+ days past due loans (2)	$151	0.19%	$146	0.18%	$164	0.21%	$170	0.21%	$178	0.22%

Total delinquencies (1) (2)	$558	0.71%	$490	0.61%	$516	0.65%	$613	0.77%	$557	0.69%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $38 million at 9/30/2017, $33 million at 6/30/2017, $29 million at 3/31/2017, $34 million at 12/31/2016, and $29 million at 9/30/2016.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $94 million at 9/30/2017, $85 million at 6/30/2017, $100 million at 3/31/2017, $113 million at 12/31/2016, and $99 million at 9/30/2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Current:
Commercial	$252	$348	$250	$230	$205
Investor real estate	75	96	68	86	118
Residential first mortgage	332	342	334	325	329
Home equity	245	257	266	272	280
Consumer credit card	1	1	2	2	2
Other consumer	8	9	10	10	10
Total current	913	1,053	930	925	944
Accruing 30-89 DPD:
Commercial	10	18	3	11	6
Investor real estate	29	12	41	4	2
Residential first mortgage	49	46	51	55	54
Home equity	12	11	11	14	16
Other consumer	1	1	—	1	1
Total accruing 30-89 DPD	101	88	106	85	79
Total accruing and <90 DPD	1,014	1,141	1,036	1,010	1,023
Non-accrual or 90+ DPD:
Commercial	238	227	238	279	194
Investor real estate	1	2	4	5	9
Residential first mortgage	64	66	71	74	76
Home equity	15	14	15	17	17
Total non-accrual or 90+DPD	318	309	328	375	296
Total TDRs - Loans	$1,332	$1,450	$1,364	$1,385	$1,319
TDRs - Held For Sale	1	3	7	3	6
Total TDRs	$1,333	$1,453	$1,371	$1,388	$1,325

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Total commercial TDRs	$500	$593	$491	$520	$405
Total investor real estate TDRs	105	110	113	95	129
Total consumer TDRs	727	747	760	770	785
Total TDRs - Loans	$1,332	$1,450	$1,364	$1,385	$1,319

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Assets:
Cash and due from banks	$1,829	$1,873	$1,736	$1,853	$1,928
Interest-bearing deposits in other banks	1,932	2,258	2,638	3,583	2,310
Federal funds sold and securities purchased under agreements to resell	—	—	—	15	—
Trading account securities	193	178	126	124	120
Securities held to maturity	1,703	1,754	1,777	1,362	1,431
Securities available for sale	23,659	23,608	23,521	23,781	23,859
Loans held for sale	388	573	512	718	571
Loans, net of unearned income	79,356	80,127	79,869	80,095	80,883
Allowance for loan losses	(1,041)	(1,041)	(1,061)	(1,091)	(1,126)
Net loans	78,315	79,086	78,808	79,004	79,757
Other earning assets	1,421	1,537	1,562	1,644	1,505
Premises and equipment, net	2,057	2,060	2,088	2,096	2,075
Interest receivable	319	313	308	319	305
Goodwill	4,904	4,904	4,904	4,904	4,882
Residential mortgage servicing rights at fair value (MSRs)	335	346	326	324	238
Other identifiable intangible assets	187	198	209	221	228
Other assets	6,029	5,955	6,030	6,020	5,968
Total assets	$123,271	$124,643	$124,545	$125,968	$125,177
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$37,293	$37,119	$37,022	$36,046	$36,321
Interest-bearing	60,298	60,974	62,402	62,989	62,968
Total deposits	97,591	98,093	99,424	99,035	99,289
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	600	600	—	—	—
Total short-term borrowings	600	600	—	—	—
Long-term borrowings	6,102	6,765	6,010	7,763	6,054
Total borrowed funds	6,702	7,365	6,010	7,763	6,054
Other liabilities	2,354	2,292	2,389	2,506	2,469
Total liabilities	106,647	107,750	107,823	109,304	107,812
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	12	12	12	13	13
Additional paid-in capital	16,344	16,828	16,959	17,092	17,339
Retained earnings	1,279	1,089	873	666	465
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(454)	(479)	(565)	(550)	105
Total stockholders’ equity	16,624	16,893	16,722	16,664	17,365
Total liabilities and stockholders’ equity	$123,271	$124,643	$124,545	$125,968	$125,177

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

End of Period Loans

	As of
						9/30/2017		9/30/2017
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	vs. 6/30/2017		vs. 9/30/2016
Commercial and industrial	$35,443	$35,656	$35,227	$35,012	$35,388	$(213)	(0.6)%	$55	0.2%
Commercial real estate mortgage—owner-occupied	6,284	6,445	6,658	6,867	7,007	(161)	(2.5)%	(723)	(10.3)%
Commercial real estate construction—owner-occupied	335	388	357	334	349	(53)	(13.7)%	(14)	(4.0)%
Total commercial	42,062	42,489	42,242	42,213	42,744	(427)	(1.0)%	(682)	(1.6)%
Commercial investor real estate mortgage	3,999	4,126	4,277	4,087	4,306	(127)	(3.1)%	(307)	(7.1)%
Commercial investor real estate construction	1,936	2,163	2,205	2,387	2,458	(227)	(10.5)%	(522)	(21.2)%
Total investor real estate	5,935	6,289	6,482	6,474	6,764	(354)	(5.6)%	(829)	(12.3)%
Total business	47,997	48,778	48,724	48,687	49,508	(781)	(1.6)%	(1,511)	(3.1)%
Residential first mortgage	13,903	13,765	13,565	13,440	13,402	138	1.0%	501	3.7%
Home equity—lines of credit (1)	6,693	6,848	7,016	7,233	7,390	(155)	(2.3)%	(697)	(9.4)%
Home equity—closed-end (2)	3,583	3,571	3,517	3,454	3,359	12	0.3%	224	6.7%
Indirect—vehicles	2,176	2,147	2,108	2,087	2,086	29	1.4%	90	4.3%
Indirect—vehicles third-party	1,313	1,506	1,720	1,953	1,990	(193)	(12.8)%	(677)	(34.0)%
Indirect—other consumer	1,318	1,188	957	920	838	130	10.9%	480	57.3%
Consumer credit card	1,214	1,183	1,151	1,196	1,123	31	2.6%	91	8.1%
Other consumer	1,159	1,141	1,111	1,125	1,187	18	1.6%	(28)	(2.4)%
Total consumer	31,359	31,349	31,145	31,408	31,375	10	—%	(16)	(0.1)%
Total Loans	$79,356	$80,127	$79,869	$80,095	$80,883	$(771)	(1.0)%	$(1,527)	(1.9)%

_______

(1)	The balance of Regions' home equity lines of credit consists of $3,440 million of first lien and $3,253 million of second lien at 9/30/2017.

(2)	The balance of Regions' closed-end home equity loans consists of $3,262 million of first lien and $321 million of second lien at 9/30/2017.

	As of
End of Period Loans by Percentage	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Commercial and industrial	44.7%	44.5%	44.1%	43.7%	43.8%
Commercial real estate mortgage—owner-occupied	7.9%	8.0%	8.3%	8.6%	8.7%
Commercial real estate construction—owner-occupied	0.4%	0.5%	0.4%	0.4%	0.4%
Total commercial	53.0%	53.0%	52.8%	52.7%	52.9%
Commercial investor real estate mortgage	5.0%	5.1%	5.4%	5.1%	5.3%
Commercial investor real estate construction	2.5%	2.7%	2.8%	3.0%	3.0%
Total investor real estate	7.5%	7.8%	8.2%	8.1%	8.3%
Total business	60.5%	60.8%	61.0%	60.8%	61.2%
Residential first mortgage	17.5%	17.2%	17.0%	16.8%	16.6%
Home equity—lines of credit	8.4%	8.5%	8.8%	9.0%	9.1%
Home equity—closed-end	4.5%	4.5%	4.4%	4.3%	4.2%
Indirect—vehicles	2.7%	2.7%	2.6%	2.6%	2.6%
Indirect—vehicles third-party	1.7%	1.9%	2.2%	2.4%	2.4%
Indirect—other consumer	1.7%	1.5%	1.2%	1.2%	1.0%
Consumer credit card	1.5%	1.5%	1.4%	1.5%	1.4%
Other consumer	1.5%	1.4%	1.4%	1.4%	1.5%
Total consumer	39.5%	39.2%	39.0%	39.2%	38.8%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	3Q17	2Q17	1Q17	4Q16	3Q16	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Commercial and industrial	$35,438	$35,596	$35,330	$35,149	$35,733	$(158)	(0.4)%	$(295)	(0.8)%
Commercial real estate mortgage—owner-occupied	6,413	6,562	6,793	6,963	7,106	(149)	(2.3)%	(693)	(9.8)%
Commercial real estate construction—owner-occupied	332	365	346	356	345	(33)	(9.0)%	(13)	(3.8)%
Total commercial	42,183	42,523	42,469	42,468	43,184	(340)	(0.8)%	(1,001)	(2.3)%
Commercial investor real estate mortgage	4,065	4,235	4,229	4,231	4,444	(170)	(4.0)%	(379)	(8.5)%
Commercial investor real estate construction	2,010	2,205	2,246	2,441	2,535	(195)	(8.8)%	(525)	(20.7)%
Total investor real estate	6,075	6,440	6,475	6,672	6,979	(365)	(5.7)%	(904)	(13.0)%
Total business	48,258	48,963	48,944	49,140	50,163	(705)	(1.4)%	(1,905)	(3.8)%
Residential first mortgage	13,808	13,637	13,469	13,485	13,249	171	1.3%	559	4.2%
Home equity—lines of credit	6,763	6,941	7,124	7,308	7,473	(178)	(2.6)%	(710)	(9.5)%
Home equity—closed-end	3,578	3,534	3,482	3,403	3,302	44	1.2%	276	8.4%
Indirect—vehicles	2,156	2,131	2,108	2,075	2,110	25	1.2%	46	2.2%
Indirect—vehicles third-party	1,406	1,611	1,835	2,021	2,003	(205)	(12.7)%	(597)	(29.8)%
Indirect—other consumer	1,258	1,001	937	889	779	257	25.7%	479	61.5%
Consumer credit card	1,200	1,164	1,166	1,146	1,110	36	3.1%	90	8.1%
Other consumer	1,158	1,128	1,113	1,122	1,094	30	2.7%	64	5.9%
Total consumer	31,327	31,147	31,234	31,449	31,120	180	0.6%	207	0.7%
Total Loans	$79,585	$80,110	$80,178	$80,589	$81,283	$(525)	(0.7)%	$(1,698)	(2.1)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2017	2016	2017 vs. 2016
Commercial and industrial	$35,455	$36,108	$(653)	(1.8)%
Commercial real estate mortgage—owner-occupied	6,588	7,309	(721)	(9.9)%
Commercial real estate construction—owner-occupied	348	351	(3)	(0.9)%
Total commercial	42,391	43,768	(1,377)	(3.1)%
Commercial investor real estate mortgage	4,176	4,424	(248)	(5.6)%
Commercial investor real estate construction	2,153	2,572	(419)	(16.3)%
Total investor real estate	6,329	6,996	(667)	(9.5)%
Total business	48,720	50,764	(2,044)	(4.0)%
Residential first mortgage	13,639	13,024	615	4.7%
Home equity—lines of credit	6,941	7,628	(687)	(9.0)%
Home equity—closed-end	3,532	3,238	294	9.1%
Indirect—vehicles	2,132	2,079	53	2.5%
Indirect—vehicles third-party	1,616	2,027	(411)	(20.3)%
Indirect—other consumer	1,066	688	378	54.9%
Consumer credit card	1,177	1,075	102	9.5%
Other consumer	1,133	1,060	73	6.9%
Total consumer	31,236	30,819	417	1.4%
Total Loans	$79,956	$81,583	$(1,627)	(2.0)%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

End of Period Deposits

	As of
						9/30/2017		9/30/2017
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	vs. 6/30/2017		vs. 9/30/2016
Customer Deposits
Interest-free deposits	$37,293	$37,119	$37,022	$36,046	$36,321	$174	0.5%	$972	2.7%
Interest-bearing checking	18,976	19,233	19,668	20,259	20,016	(257)	(1.3)%	(1,040)	(5.2)%
Savings	8,364	8,346	8,367	7,840	7,786	18	0.2%	578	7.4%
Money market—domestic	25,886	26,384	27,207	27,293	27,534	(498)	(1.9)%	(1,648)	(6.0)%
Money market—foreign	36	71	96	186	237	(35)	(49.3)%	(201)	(84.8)%
Low-cost deposits	90,555	91,153	92,360	91,624	91,894	(598)	(0.7)%	(1,339)	(1.5)%
Time deposits	7,036	6,940	7,064	7,183	7,366	96	1.4%	(330)	(4.5)%
Total Customer Deposits	97,591	98,093	99,424	98,807	99,260	(502)	(0.5)%	(1,669)	(1.7)%
Corporate Treasury Deposits
Time deposits	—	—	—	228	29	—	NM	(29)	(100.0)%
Total Deposits	$97,591	$98,093	$99,424	$99,035	$99,289	$(502)	(0.5)%	$(1,698)	(1.7)%

	As of
						9/30/2017		9/30/2017
($ amounts in millions)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	vs. 6/30/2017		vs. 9/30/2016
Consumer Bank Segment	$57,592	$57,761	$58,083	$56,267	$56,184	$(169)	(0.3)%	$1,408	2.5%
Corporate Bank Segment	27,217	27,715	27,836	28,280	28,356	(498)	(1.8)%	(1,139)	(4.0)%
Wealth Management Segment	9,826	9,568	10,169	10,438	10,622	258	2.7%	(796)	(7.5)%
Other	2,956	3,049	3,336	4,050	4,127	(93)	(3.1)%	(1,171)	(28.4)%
Total Deposits	$97,591	$98,093	$99,424	$99,035	$99,289	$(502)	(0.5)%	$(1,698)	(1.7)%

					As of
End of Period Deposits by Percentage					9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Customer Deposits
Interest-free deposits					38.2%	37.8%	37.2%	36.4%	36.6%
Interest-bearing checking					19.4%	19.6%	19.8%	20.5%	20.2%
Savings					8.6%	8.5%	8.4%	7.9%	7.9%
Money market—domestic					26.5%	26.9%	27.4%	27.5%	27.7%
Money market—foreign					0.1%	0.1%	0.1%	0.2%	0.2%
Low-cost deposits					92.8%	92.9%	92.9%	92.5%	92.6%
Time deposits					7.2%	7.1%	7.1%	7.3%	7.4%
Total Customer Deposits					100.0%	100.0%	100.0%	99.8%	100.0%
Corporate Treasury Deposits
Time deposits					—%	—%	—%	0.2%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	3Q17	2Q17	1Q17	4Q16	3Q16	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Customer Deposits
Interest-free deposits	$36,522	$36,141	$35,628	$36,158	$35,469	$381	1.1%	$1,053	3.0%
Interest-bearing checking	18,741	19,272	19,915	19,769	20,267	(531)	(2.8)%	(1,526)	(7.5)%
Savings	8,346	8,359	8,050	7,811	7,779	(13)	(0.2)%	567	7.3%
Money market—domestic	26,265	26,630	27,083	27,039	26,701	(365)	(1.4)%	(436)	(1.6)%
Money market—foreign	60	82	143	215	273	(22)	(26.8)%	(213)	(78.0)%
Low-cost deposits	89,934	90,484	90,819	90,992	90,489	(550)	(0.6)%	(555)	(0.6)%
Time deposits	6,929	7,005	7,099	7,300	7,346	(76)	(1.1)%	(417)	(5.7)%
Total Customer Deposits	96,863	97,489	97,918	98,292	97,835	(626)	(0.6)%	(972)	(1.0)%
Corporate Treasury Deposits
Time deposits	—	—	49	205	101	—	NM	(101)	(100.0)%
Total Deposits	$96,863	$97,489	$97,967	$98,497	$97,936	$(626)	(0.6)%	$(1,073)	(1.1)%

	Average Balances
($ amounts in millions)	3Q17	2Q17	1Q17	4Q16	3Q16	3Q17 vs. 2Q17		3Q17 vs. 3Q16
Consumer Bank Segment	$56,980	$57,133	$56,243	$55,638	$55,186	$(153)	(0.3)%	$1,794	3.3%
Corporate Bank Segment	27,607	27,584	28,165	28,730	28,293	23	0.1%	(686)	(2.4)%
Wealth Management Segment	9,269	9,545	10,041	10,245	10,643	(276)	(2.9)%	(1,374)	(12.9)%
Other	3,007	3,227	3,518	3,884	3,814	(220)	(6.8)%	(807)	(21.2)%
Total Deposits	$96,863	$97,489	$97,967	$98,497	$97,936	$(626)	(0.6)%	$(1,073)	(1.1)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2017	2016	2017 vs. 2016
Customer Deposits
Interest-free deposits	$36,100	$35,107	$993	2.8%
Interest-bearing checking	19,305	20,755	(1,450)	(7.0)%
Savings	8,253	7,688	565	7.3%
Money market—domestic	26,656	26,536	120	0.5%
Money market—foreign	95	258	(163)	(63.2)%
Low-cost deposits	90,409	90,344	65	0.1%
Time deposits	7,010	7,265	(255)	(3.5)%
Total Customer Deposits	97,419	97,609	(190)	(0.2)%
Corporate Treasury Deposits
Time deposits	16	120	(104)	(86.7)%
Total Deposits	$97,435	$97,729	$(294)	(0.3)%

	Average Balances
	Nine Months Ended September 30
($ amounts in millions)	2017	2016	2017 vs. 2016
Consumer Bank Segment	$56,788	$54,463	$2,325	4.3%
Corporate Bank Segment	27,783	27,841	(58)	(0.2)%
Wealth Management Segment	9,615	11,409	(1,794)	(15.7)%
Other	3,249	4,016	(767)	(19.1)%
Total Deposits	$97,435	$97,729	$(294)	(0.3)%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,624	$16,893	$16,722	$16,664	$17,365
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		5,091	5,102	5,113	5,125	5,110
Deferred tax liability related to intangibles (GAAP)		(154)	(156)	(156)	(155)	(160)
Tangible common stockholders’ equity (non-GAAP)	A	$10,867	$11,127	$10,945	$10,874	$11,595
Total assets (GAAP)		$123,271	$124,643	$124,545	$125,968	$125,177
Less:
Intangible assets (GAAP)		5,091	5,102	5,113	5,125	5,110
Deferred tax liability related to intangibles (GAAP)		(154)	(155)	(156)	(155)	(160)
Tangible assets (non-GAAP)	B	$118,334	$119,696	$119,588	$120,998	$120,227
Shares outstanding—end of quarter	C	1,165	1,199	1,205	1,215	1,236
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	9.18%	9.30%	9.15%	8.99%	9.64%
Tangible common book value per share (non-GAAP)	A/C	$9.33	$9.28	$9.08	$8.95	$9.38

		As of and for Quarter Ended
($ amounts in millions)		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$16,624	$16,893	$16,722	$16,664	$17,365
Non-qualifying goodwill and intangibles		(4,921)	(4,932)	(4,943)	(4,955)	(4,936)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		406	432	510	489	(173)
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$11,289	$11,573	$11,469	$11,378	$11,436
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$100,891	$101,894	$102,199	$102,975	$103,749
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	11.2%	11.4%	11.2%	11.1%	11.0%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•
The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The success of our marketing efforts in attracting and retaining customers.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•	The risks and uncertainties related to our acquisition and integration of other companies.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2017 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act.

•	The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Our ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, malware, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.
The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.